UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 14, 2006

PRESSURE BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(I.R.S. Employer Identification No.)

321 Manley Street, West Bridgewater, MA	02379
(Address of Principal Executive Offices)	(Zip Code)

(508) 580-1818
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On September 14, 2006, the Audit Committee of the Board of Directors of Pressure BioSciences, Inc. (the “Company”) terminated the appointment of Weinberg & Co. (“Weinberg”) as the Company’s independent registered public accounting firm.

Weinberg's reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2005 and 2004 and through the date hereof, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.

During the Company’s fiscal years ended  December 31, 2005 and 2004 and through the date hereof, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that Weinberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 15, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On September 14, 2006, the Audit Committee of the Board of Directors of the Company engaged UHY LLP (“UHY”) to serve as the Company’s independent registered public accounting firm.

During the fiscal years ended  December 31, 2005 and 2004 and through the date hereof, neither the Company nor anyone on its behalf consulted with UHY  with respect to any matters or events, including any matters or events set forth and described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

16.1	Letter from Weinberg & Co. to the Securities and Exchange Commission dated September 15, 2006

99.1	Press Release dated September 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 20, 2006	PRESSURE BIOSCIENCES, INC.

	By:	/s/ Richard T. Schumacher
Richard T. Schumacher, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter from Weinberg & Co. to the Securities and Exchange Commission dated September 15, 2006

99.1	Press Release dated September 20, 2006